Contract assets	6 Months Ended
Jun. 30, 2024
Contract assets
Contract assets
7.	Contract assets

	As of	As of
	December 31,	June 30,
	2023	2024
	RMB’000	RMB’000
Arising from performance under construction contracts	88,637	48,192
Provision for impairment	(10,953)	(5,105)
Total	77,684	43,087

As at June 30, 2024, contract assets include RMB38.9 million (December 31, 2023: RMB26.1 million) arising from transactions with an associate of NewLink.

The Group has considered historical default rates taking into consideration of forward-looking information to assess ECL for contract assets. All of the contracts assets are expected to be recovered within one year.

Other than ECL allowance calculated by provision matrix, as at June 30, 2024, impairment allowance was fully made for specific contract assets with gross amount of RMB2.2 million (December 31, 2023: RMB2.7 million) which were considered to be in default due to conditions indicating that the Group was unlikely to receive the outstanding contractual amounts.